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                                                                    EXHIBIT 10.2




                             ONLINE RESOURCES, LTD.

                               STOCK OPTION PLAN

                                   ARTICLE I

                                    GENERAL

                 1.1      Purpose.

                 Online Resources, Ltd.'s 1989 Stock Option Plan (the "Plan") is established to create additional incentive for employees, consultants and directors of Online Resources, Ltd. (the "Company") to promote the financial success and progress of the Company.

                 1.2      Administration.

                 (a) The Plan shall be administered by the Company's Board of Directors (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references to the Board shall also mean the committee if it has been appointed.

                 (b) Subject to the limitations of the Plan, the Board shall have the sole and complete authority (i) to select from the regular full-time employees of the Company those who shall participate in the Plan ("Employee Participant" or "Employee Participants"), (ii) to select such additional individuals who are directors or consultants of the Company and who are determined in the discretion of the Board to perform valuable services for the Company to participate in the Plan ("Non-Employee Participant" or "Non-Employee Participants"), (iii) to make awards in such forms and amounts as it shall determine, (iv) to impose such limitations, restrictions and conditions upon such awards as it shall deem appropriate and (v) to interpret the Plan and to adopt, amend and rescind administrative guidelines and other rules and regulations relating to the actions necessary or advisable for the implementation and administration of the Plan. The Board's determinations on matters within its authority shall be conclusive and binding upon the Company and all other persons. (Employee Participants and Non-Employee Participants are hereinafter sometimes collectively referred to as "Participants")

                 (c) The Board shall act on behalf of the Corporation as sponsor of the Plan. Except as otherwise provided in section 2.4 hereof, all expenses associated with the Plan shall be borne by the Company.
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                 1.3      Eligibility.

                 Participants shall be selected by the Board from (i) employees and (ii) non-employee directors or consultants who have the capacity to contribute to the success of the Company. In making these selections and in determining the form and amount of awards, the Board may give consideration to the functions and responsibilities of the individual, his or her past, present and potential contributions to the Company's profitability and sound growth, the value of his or her services to the Company and other factors deemed relevant by the Board.

                 1.4      Types of Awards under the Plan.

                 Awards under the Plan may be in the form of either of the following; (i) Incentive Stock Options ("ISOs") or (ii) Nonstatutory Stock Options ("NSOs") (hereinafter sometimes collectively referred to as "Options"). A Participant may, if otherwise eligible, be granted additional Options from time to time.

                 1.5      Shares Subject to the Plan.

                 Shares of stock issued under the Plan may be in whole or in part authorized and unissued or treasury shares of the Company's common stock, with par value $0.01 per share (the "Common Stock"). The maximum number of shares of Common Stock which may be issued for all purposes under the Plan shall be 50,000, subject to adjustment in accordance with the provisions of section 3.2 hereof. Any shares of Common Stock subject to an Option which for any reason is cancelled or terminated without having been exercised shall again be available for awards under the Plan. No fractional shares shall be issued, and the Board shall determine the manner in which fractional share value shall be treated.

                                   ARTICLE II

                              TERMS OF THE OPTIONS

                 2.1      Award of Options.

                 Subject to the provisions of the Plan, the Board shall determine for each Option (which need not be identical) the number of shares for which the Option shall be granted, whether the Option is an ISO or a NSO, the option price of the Option, the exercisability of the Option and all other terms and conditions of the Option. In no event, however, shall any ISOs be awarded to Non-Employee Participants. Options granted pursuant to the Plan shall be evidenced by written agreements specifying the number of shares covered thereby, in such form as the Board shall from time to time establish, which agreements may





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incorporate all or any of the terms of the Plan by reference ("Stock Option
Agreements").

                 2.2      Option Price.

                 The purchase price of Common Stock purchasable under ISOs shall be not less than the fair market value as determined by the Board of the shares of Common Stock of the Company on the date of the granting of the ISO, except that, as to an employee who at the time the ISO is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company within the meaning of section 422A(b)(6) of the Internal Revenue Code of 1986, as amended (the "Code") (a "Ten Percent Owner Employee"), the option price shall not be less than 110% of the fair market value of the shares on the date the ISO is granted. The option price for NSOs shall be determined by the Board and may be less than fair market value.

                 2.3      Term of Options.

                 (a) The Plan shall become effective on the date of its adoption by the Board subject to the approval of the Plan by the holders of the majority of the shares of stock of the Company entitled to vote at a meeting of the stockholders, within 12 months of the effective date. No ISOs shall be awarded pursuant to the Plan after the expiration of the ten year period beginning on the date the Plan is adopted by the Board.

                 (b) The Board shall have the power to set the time or times within which each Option shall be exercisable or the event or events upon the occurrence of which all or a portion of each Option shall be exercisable and the term of each Option; provided, however, that no ISO shall be exercisable after the expiration of ten years from the date such ISO is granted, and provided further, that no ISO granted to a Ten Percent Owner Employee shall be exercisable after the expiration of five years from the date such ISO is granted. Notwithstanding the foregoing, each Option granted hereunder that is designated by the Board as a NSO shall expire not later than ten years after the date of grant. Unless otherwise provided for by the Board in the grant of the Option, any Option granted hereunder shall be exercisable in full immediately upon grant.

                 2.4      Exercise of Options.

                 (a) Options may be exercised only by written notice to the Company, stating the number of shares of Common Stock being purchased and accompanied by payment of the option price for the number of such shares being purchased (i) in cash, (ii) by tender to the Company of shares of the Company's Common Stock owned by the Participant and having a fair market value not less than the option price or (iii) by such other consideration as the Board





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may approve at the time the Option is granted. As soon as practicable after receipt of such notice and full payment for the shares of Common Stock being purchased, the Company shall deliver to the Participant a certificate or certificates representing the acquired shares of Common Stock. At the time an Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Participant shall pay, or make adequate provision for payment of, federal and state income and employment tax withholding obligations of the Company, if any, which arise upon exercise, in whole or in part, of the Option or upon disposition of the shares acquired by exercise of the Option. The applicability of such withholding taxes shall be determined by the Company in its sole discretion.

                 (b) Unless otherwise agreed in writing by the Board, Options may be exercised only twice in any calendar year.

                 2.5      Limitations on ISOs.

                 (a) Under the terms of the Plan, the aggregate fair market value (determined at the time an ISO is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an Employee Participant during any calendar year (under all such ISO plans of the Company) shall not exceed $100,000.

                 (b) An Employee Participant shall have the following rights upon death, disability or other termination of his or her employment:

                          (i)    If the Employee Participant's employment is
terminated by death, his or her estate or the person who acquired the right to exercise such ISO by bequest or inheritance from the Employee Participant shall be entitled, for a period of one year following the date of his of her death, to exercise the ISO with respect to all or any part of the shares of Common Stock subject thereto, to the extent the ISO had become exercisable at the time of death.

                          (ii)   If the Employee Participant's employment
terminates because of disability within the meaning of section 105(d)(4) of the Code, the Employee Participant or his or her legal representative shall have the right, for a period of one year following the date of such termination, to exercise the ISO with respect to all or any part of the shares of Common Stock subject thereto, to the extent the ISO had become exercisable at the time of such termination.

                          (iii)  If the Employee Participant's employment is
terminated for any reason other than death or disability, as provided above, the Employee Participant holding an ISO under the Plan shall have the right, for a period of three months following





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such termination, to exercise any ISO with respect to all or any part of the shares of Common Stock subject thereto, to the extent that the ISO had become exercisable at the time of such termination.

                 2.6      Termination of Relationship.

                 In the event any Non-Employee Participant terminates his or her relationship with the Company voluntarily, without cause or upon his or her death or disability, the Non-Employee Participant or his or her estate or the person who acquired the right to exercise such NSO by bequest or inheritance from the Non-Employee Participant or the Non-Employee Participant's legal representative shall be entitled at any time prior to an expiration date established for such NSO by the Board at the time of the award, but in no event after its respective expiration date, to exercise any NSO held by such Non-Employee Participant with respect to all or any part of the shares of Common Stock subject thereto, to the extent that such NSO had become exercisable at the time of such termination. If any Non-Employee Participant's relationship with the Company is terminated for cause, all of the then outstanding NSOs granted to such Non-Employee Participant shall terminate immediately.

                                  ARTICLE III

                            MISCELLANEOUS PROVISIONS

                 3.1      Non-Transferability.

                 No Option award under the Plan shall be transferable by any Participant otherwise than by will or, if the Participant dies intestate, by the laws of descent and distribution. All awards shall be exercisable or received during the Participant's lifetime only by such Participant or his or her legal representative. Any transfer contrary to this Section 3.1 will nullify the Option involved.

                 3.2      Adjustments of and Changes in Stock.

                 In the event that the shares of Common Stock of the Company, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock (as defined in section 425 of the Code) of the Company or of another corporation (whether by reason of corporate merger, consolidation, acquisition of property or stock separation, reorganization or liquidation) or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, then there shall be substituted for or added to each share of stock theretofore appropriated or thereafter subject or which may become subject to an Option under this Plan, the number and kind of such shares of stock into which each outstanding





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share of Common Stock of the Company shall be so changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be. Outstanding Options shall also be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events. Upon dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation in which the Company is not the surviving corporation, or upon the sale of substantially all of the property of the Company to another corporation, the Plan and the Options issued thereunder shall terminate, unless provisions are made in connection with such transaction for the assumption of Options theretofore granted, or for the substitution for such Options of new options of the successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and the per share exercise prices.

                 3.3      Stock Transfer Restrictions.

                 Shares of Common Stock purchased under the Plan and held by or through any person who is an officer, director or affiliate of the Company may not be sold or otherwise disposed of except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended ("the Act"), or a transaction which, in the opinion of counsel for the Company, is exempt from registration under the Act and (ii) in compliance with state securities laws. The Board may waive the foregoing restrictions, in whole or in part, in any particular case or cases or may terminate such restrictions whenever the Board determines that such restrictions afford no substantial benefit to the Company.

                 3.4      Amendment, Modification and Termination of the Plan.

                 The Board of Directors may terminate, amend or modify the Plan, at any time; provided, however, that no such action of the Board of Directors, without approval of the stockholders, may (i) increase the total number of shares of Common Stock for which Options may be granted under the Plan, except as contemplated in Section 3.2 above, (ii) decrease the minimum ISO price or (iii) increase the maximum ISO term or extend the period after which ISOs may not be awarded under the Plan. No amendment, modification or termination of the Plan shall in any manner affect any Option theretofore granted to a Participant under the Plan without the consent of the Participant or the transferee of such Option.

                 3.5      Non-Uniform Determinations.

                 The Board's determinations under the Plan, including without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards,





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(iii) the terms and provisions of such awards and (iv) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

                 3.6      Leaves of Absence; Transfers.

                 The Board shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence from the Company granted to a Participant. Without limiting the generality of the foregoing, the Board shall be entitled to determine (i) whether or not any such leave of absence shall be treated as if an Employee Participant ceased to be an employee or a Non-Employee Participant terminated his or her relationship with the Company and (ii) the impact, if any, of any such leave of absence on awards under the Plan. In the event an Employee Participant transfers within the Company, such Participant shall not be deemed to have ceased to be an employee for purposes of the Plan.

                 3.7      Rights as a Stockholder or Employee.

                 No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by an Option until such time as stock certificates for the shares of Common Stock for which the Option has been exercised are issued. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate(s) are issued, except as provided in Section 3.2 above. Nothing in this Plan or in any Stock Option Agreement shall confer upon any Participant any right to continue in the employ of the Company or interfere in any way with any right of the Company to terminate the Participant's employment at any time.

                 3.8      Termination of the Plan.

                 Termination of the Plan shall not affect the right of Participants under Options previously granted to them, and all unexpired Options shall continue in force and operation after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.





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